Cmoproj
UBS		5:02:27 pm March 29, 2004
Fixed Income Research	MAST0404R 30 year 5.4	Margarita Genis mgenis@rhino
cmoproj.619		Page 1

     Bond

Balance     Coupon     Delay     Factor          Index      Value        Reset     Multiplier     Cap

       1A8        5,178,833.00      5.50000

25

1.000000

-1.0000          -

    -

    -

     Floor     Current

Settle

Deal

WAC     WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

          -           5.5000

03/30/04

30 year       5.56       352.00

300.0PSA

18:00

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	150	200	300	400	500	750	1000
17:16	27.924	25.035	22.101	19.119	12.994	6.615	-0.090	-19.538	-40.654
17:17	27.863	24.973	22.039	19.057	12.931	6.551	-0.155	-19.613	-40.737
17:18	27.801	24.911	21.977	18.995	12.869	6.488	-0.220	-19.687	-40.820
17:19	27.740	24.850	21.915	18.933	12.806	6.424	-0.285	-19.761	-40.903
17:20	27.679	24.789	21.854	18.871	12.744	6.361	-0.349	-19.834	-40.986
17:21	27.618	24.728	21.793	18.810	12.682	6.298	-0.413	-19.908	-41.068
17:22	27.557	24.667	21.732	18.748	12.620	6.236	-0.477	-19.981	-41.150
17:23	27.497	24.606	21.671	18.687	12.558	6.173	-0.541	-20.054	-41.232

17:24	27.437	24.546	21.610	18.626	12.497	6.111	-0.604	-20.127	-41.314
17:25	27.376	24.486	21.550	18.566	12.435	6.049	-0.668	-20.199	-41.395
17:26	27.317	24.426	21.490	18.505	12.374	5.987	-0.731	-20.272	-41.476
17:27	27.257	24.366	21.430	18.445	12.314	5.925	-0.793	-20.344	-41.557
17:28	27.198	24.306	21.370	18.385	12.253	5.864	-0.856	-20.415	-41.638
17:29	27.139	24.247	21.310	18.325	12.193	5.803	-0.918	-20.487	-41.718
17:30	27.080	24.188	21.251	18.266	12.132	5.742	-0.980	-20.558	-41.799
17:31	27.021	24.129	21.192	18.206	12.072	5.681	-1.042	-20.630	-41.878

18:00	26.962	24.070	21.133	18.147	12.013	5.620	-1.104	-20.700	-41.958
18:01	26.904	24.012	21.074	18.088	11.953	5.560	-1.166	-20.771	-42.038
18:02	26.846	23.953	21.016	18.030	11.894	5.500	-1.227	-20.842	-42.117
18:03	26.788	23.895	20.957	17.971	11.835	5.440	-1.288	-20.912	-42.196
18:04	26.730	23.837	20.899	17.913	11.776	5.380	-1.349	-20.982	-42.275
18:05	26.673	23.780	20.841	17.855	11.717	5.321	-1.409	-21.052	-42.353
18:06	26.615	23.722	20.784	17.797	11.659	5.262	-1.470	-21.121	-42.432
18:07	26.558	23.665	20.726	17.739	11.600	5.203	-1.530	-21.191	-42.510

18:08	26.501	23.608	20.669	17.681	11.542	5.144	-1.590	-21.260	-42.588
18:09	26.445	23.551	20.612	17.624	11.484	5.085	-1.650	-21.329	-42.665
18:10	26.388	23.494	20.555	17.567	11.427	5.027	-1.710	-21.398	-42.743
18:11	26.332	23.438	20.498	17.510	11.369	4.968	-1.769	-21.466	-42.820
18:12	26.276	23.381	20.442	17.453	11.312	4.910	-1.828	-21.534	-42.897
18:13	26.220	23.325	20.385	17.397	11.255	4.852	-1.887	-21.602	-42.974
18:14	26.164	23.269	20.329	17.340	11.198	4.795	-1.946	-21.670	-43.051
18:15	26.109	23.214	20.273	17.284	11.141	4.737	-2.004	-21.738	-43.127
Avg Life	13.814	10.685	8.541	7.028	5.105	3.973	3.243	2.215	1.704
Duration	2.900	2.891	2.881	2.869	2.841	2.804	2.751	2.393	2.128
First Pay	4/04	4/04	4/04	4/04	4/04	4/04	4/04	4/04	4/04
Last Pay	7/33	7/33	7/33	7/33	7/33	7/33	7/33	4/26	3/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)

2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.